UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the period ended December 31, 2010. The net asset value (NAV) at that date was $23.74 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $24.83.

The total returns, including income, for the Fund and its comparative benchmarks were:

For the Period November 24, 2010 (commencement of operations) through December 31, 2010
Cohen & Steers Select Preferred and Income Fund at Market Value[a]	0.03%
Cohen & Steers Select Preferred and Income Fund at Net Asset Value[a]	0.12%
BofA Merrill Lynch Fixed Rate Preferred Index[b]	–0.27%
Blended benchmark—50% BofA Merrill Lynch US Capital Securities Index/50% BofA Merrill Lynch Fixed Rate Preferred Index[b]	–0.05%
S&P 500 Index[b]	5.16%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The BofA Merrill Lynch US Capital Securities Index is a subset of The BofA Merrill Lynch US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Preferred securities had slightly negative total returns in the period beginning November 24, 2010 (the Fund's inception date) and ending December 31, 2010. The period was a positive one for stocks but more challenging for most fixed income instruments. Bond markets reacted to stronger growth reflected in domestic and foreign economic data as well as signs of inflation in global indexes. With federal and state fiscal deficits in market focus, heavy new supply of Treasurys and municipal bonds also weighed on the market; the yield on the 10-year Treasury rose from 2.9% to 3.3% in the period.

To put the basically flat performance of preferreds in the period in context, they compared with returns of –3.0% for 10-year Treasurys, –0.4% for corporate bonds (Bank of America Merrill Lynch Corporate Bond Master) and –1.8% for municipal bonds (Bank of America Merrill Lynch Municipal Master). The much more credit sensitive high yield market returned +1.5% (Bank of America Merrill Lynch High Yield Master). We attribute preferreds' performance to their relatively inexpensive profile (wide credit spreads providing ample room to collapse), improving fundamentals and—thanks in part to regulatory reform—a far better supply/demand dynamic than exists in other markets.

While preferreds significantly outperformed many other fixed income instruments, not all escaped unscathed. Lower-coupon, longer-duration securities were the most affected by rate concerns. In this environment, over-the-counter preferreds—many of which pay floating rates of income after a set period—outperformed.

European sovereign concerns also intensified in the period, which pressured prices of preferreds issued by European banks and insurance companies. Moody's again downgraded Ireland's debt and issued warnings on other markets, including a negative outlook on Spain. Spanish, Irish, Greek and Portuguese credit spreads widened, and market participants speculated that Spain may need funding assistance.

Domestic bank and insurance preferreds were good performers. In addition, REIT preferreds held up relatively well. Real estate companies continue to see improving fundamentals and have moved from defense to offense. In news, Cogdell Spencer, an office company, issued the first REIT preferred to contain full LBO risk protection. In the event of a private takeover, the securities could be exchanged for common stock or cash in an amount equal to the liquidation value of the security, removing the risk of illiquidity, credit downgrades and potentially substantial losses for preferred shareholders. Cohen & Steers actively sought this protection and played a key role in drafting the document language.

Fund performance

The Fund had a slightly positive total return in the reporting period and outperformed its BofA Merrill Lynch benchmarks. Securities that helped performance included preferreds from certain real estate companies and banks. Issues from Bank of America were standouts, benefiting from a company credit upgrade from Standard & Poor's

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

in December that resulted in many securities moving into investment grade preferred indexes. Citigroup issues also rallied as investors became more confident of its prospects. Holdings that declined in share price included HSBC and ING, which struggled along with non-U.S. issues broadly.

Investment Outlook

Although we have seen a recent improvement in U.S. economic indicators, the employment picture, in our view, will be slow to normalize, helping keep inflation in check. This should give the Federal Reserve the freedom to keep interest rates low well into 2011. In the meantime, preferreds continue to enjoy an above-average yield advantage relative to Treasuries, which we believe will aid relative performance, as it did in the fourth quarter of 2010 when Treasury yields bounced dramatically off of their lows.

We believe the supply picture will remain beneficial. Banks are unlikely to issue more of the hybrid preferreds that will be phased out as Tier 1 capital over the next few years. They may also be slow to issue new types of preferreds until there is more clarification on bank regulatory requirements, which may not occur until the middle of 2011 at least. This will help existing preferred holders, in our view, as more investors seek to take advantage of preferreds' attractive yields. However, we expect additional supply from non-bank issuers, such as REITs, to meet with strong investor demand.

We are closely monitoring credit events in Europe and expect regional volatility to continue. We are taking a generally defensive stance toward vulnerable issuers, but also see opportunities in preferreds from issuers that are either in more stable European economies or have meaningful operations outside of the eurozone. Banks in the U.S. are unlikely to be materially affected unless problems progress well beyond their current state. While Treasury yields are likely to remain in a range for the near term, we are taking a similarly conservative stance relative to interest-rate risk and tend to favor more defensive securities.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

December 31, 2010

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
JP Morgan Chase & Co., 7.90%, due 4/29/49, (FRN)	$13,332,137	4.8%
Wells Fargo & Co., 7.98%, due 3/29/49, Series K, (FRN)	10,494,000	3.8
Farm Credit Bank of Texas, 10.00%, due 12/15/20, Series 1	10,046,906	3.6
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144A	6,587,500	2.4
Capital One Capital III, 7.686%, due 8/15/36	6,565,000	2.4
Wells Fargo & Co., 7.50%, Series L (Convertible)	6,203,410	2.2
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A	6,195,000	2.2
Bank of America Corp., 8.125%, due 12/29/49, (FRN)	6,054,300	2.2
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)	6,050,000	2.2
Enbridge Energy Partners LP, 8.05%, due 10/1/37,	5,920,603	2.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other issues of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2010

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	40.0%
BANK	8.9%
BAC Capital Trust II, 7.00%, due 2/1/32, Series V		80,000	$1,952,000
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)		250,000	6,050,000
Citigroup Capital XIII, 7.875%, due 10/30/40		75,000	2,018,250
Citigroup Capital XVI, 6.45%, due 12/31/66, Series W (TruPS)		25,051	573,668
Fifth Third Capital Trust VI, 7.25%, due 11/15/67, (FRN)		70,000	1,750,700
Fleet Capital Trust VIII, 7.20%, due 3/15/32		24,328	600,902
KeyCorp, 7.75%, Series A (Convertible)		1,500	160,650
KeyCorp Capital IX, 6.75%, due 12/15/66		81,000	1,944,000
KeyCorp Capital VIII, 7.00%, due 6/15/66		75,000	1,833,000
KeyCorp Capital X, 8.00%, due 3/15/68, (TruPS)		143,325	3,643,321
National City Capital Trust II, 6.625%, due 11/15/36		31,011	774,655
National City Capital Trust III, 6.625%, due 5/25/67		50,000	1,243,000
PNC Capital Trust E, 7.75%, due 3/15/68		32,520	854,626
SunTrust Capital IX, 7.875%, due 3/15/68		25,000	645,250
Wachovia Corp., 7.25%, Series A		23,370	598,038
			24,642,060
BANK—FOREIGN	4.2%
Barclays Bank PLC, 7.10%, Series III		12,600	314,118
Barclays Bank PLC, 7.75%, Series IV		130,374	3,314,107
Deutsche Bank Contingent Capital Trust II, 6.55%		30,750	711,863
Deutsche Bank Contingent Capital Trust III, 7.60%		110,000	2,797,300
HSBC Holdings PLC, 8.00%, Series II		45,085	1,201,515
Lloyds Banking Group PLC, 7.75%, due 7/15/50		26,328	683,212
National Westminster Bank PLC, 7.76%, Series C		75,000	1,629,750
Santander Finance Preferred, 10.50%, Series X		37,127	1,034,358
			11,686,223
ELECTRIC—INTEGRATED	0.3%
FPC Capital I, 7.10%, due 5/13/39, Series A (QUIPS)		31,475	802,612

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
FINANCE	3.3%
CREDIT CARD	0.2%
Capital One Capital II, 7.50%, due 6/15/66, (TruPS)		28,102	$715,477
INVESTMENT BANKER/BROKER	1.1%
Morgan Stanley Capital Trust III, 6.25%, due 3/1/33		50,450	1,131,089
Morgan Stanley Capital Trust VII, 6.60%, due 10/15/66		79,991	1,899,786
			3,030,875
MORTGAGE LOAN/BROKER	2.0%
Countrywide Capital IV, 6.75%, due 4/1/33		125,375	2,971,388
Countrywide Capital V, 7.00%, due 11/1/36		103,145	2,537,367
			5,508,755
TOTAL FINANCE			9,255,107
INSURANCE	4.3%
LIFE/HEALTH INSURANCE—FOREIGN	0.6%
Aegon NV, 6.875%		32,473	739,735
Aegon NV, 7.25%		35,000	837,200
			1,576,935
MULTI-LINE	0.5%
American Financial Group, 7.00%, due 9/30/50		50,000	1,237,500
MetLife, 6.50%, Series B		10,000	248,000
			1,485,500
MULTI-LINE—FOREIGN	1.7%
Allianz SE, 8.375%		40,000	1,053,752
ING Groep N.V., 7.375%		50,000	1,159,000
ING Groep N.V., 8.50%		102,688	2,596,979
			4,809,731
REINSURANCE—FOREIGN	1.5%
Arch Capital Group Ltd., 7.875%, Series B		53,275	1,362,242
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)		30,000	2,757,189
			4,119,431
TOTAL INSURANCE			11,991,597

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	2.1%
Telephone & Data Systems, 6.875%, due 11/15/59		150,259	$3,733,936
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		78,837	1,987,481
			5,721,417
MEDIA—DIVERSIFIED SERVICES	1.5%
CBS Corp, 6.75%, due 3/27/56		60,872	1,538,235
Comcast Corp., 6.625%, due 5/15/56		45,850	1,166,883
Comcast Corp., 7.00%, due 5/15/55		60,000	1,521,000
			4,226,118
REAL ESTATE	15.4%
DIVERSIFIED	2.3%
Duke Realty Corp., 6.60%, Series L		35,721	802,651
Duke Realty Corp., 6.95%, Series M		30,775	734,907
DuPont Fabros Technology, 7.875%, Series A		73,254	1,828,420
Harris Preferred Capital Corp., 7.375%, Series A		28,005	706,006
Lexington Corporate Properties Trust, 8.05%, Series B		50,000	1,262,500
Vornado Realty Trust, 6.625%, Series G		16,208	376,025
Vornado Realty Trust, 6.625%, Series I		15,309	361,905
Vornado Realty Trust, 6.75%, Series H		12,000	284,280
			6,356,694
HEALTH CARE	1.3%
Cogdell Spencer, 8.50%, Series A		150,000	3,742,500
HOTEL	0.9%
Hospitality Properties Trust, 7.00%, Series C		100,000	2,398,000
INDUSTRIAL	0.7%
ProLogis Trust, 6.75%, Series F		80,000	1,840,000
OFFICE	3.2%
CommonWealth REIT, 6.50%, Series D (Convertible)		80,025	1,746,946
Cousins Properties, 7.50%, Series B		83,853	2,079,554
Hudson Pacific Properties, 8.375%, Series B		100,000	2,500,000
SL Green Realty Corp., 7.875%, Series D		99,850	2,526,205
			8,852,705

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
OFFICE/INDUSTRIAL	0.7%
PS Business Parks, 6.875%, Series R		75,000	$1,828,500
RESIDENTIAL—APARTMENT	1.2%
Alexandria Real Estate Equities, 7.00%, Series D		48,600	1,202,850
Apartment Investment & Management Co., 7.75%, Series U		82,776	2,077,678
			3,280,528
SHOPPING CENTER	4.7%
COMMUNITY CENTER	3.7%
Developers Diversified Realty Corp., 7.375%, Series H		180,000	4,257,000
Developers Diversified Realty Corp., 7.50%, Series I		35,524	850,444
Kimco Realty Corp., 7.75%, Series G		100,000	2,640,000
Kite Realty Group Trust, 8.25%, Series A		100,000	2,502,500
			10,249,944
REGIONAL MALL	1.0%
CBL & Associates Properties, 7.375%, Series D		125,000	2,952,500
TOTAL SHOPPING CENTER			13,202,444
SPECIALTY	0.4%
Entertainment Properties Trust, 7.375%, Series D		50,439	1,206,501
TOTAL REAL ESTATE			42,707,872
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$111,022,569)			111,033,006
PREFERRED SECURITIES—CAPITAL SECURITIES	46.9%
BANK	19.4%
Bank of America Corp., 8.125%, due 12/29/49, (FRN)		6,000,000	6,054,300
BB&T Capital Trust II, 6.75%, due 6/7/36		1,776,000	1,788,230
BB&T Capital Trust IV, 6.82%, due 6/12/57		2,000,000	1,980,000
Farm Credit Bank of Texas, 10.00%, due 12/15/20, Series 1		9,300	10,046,906
Fifth Third Capital Trust IV, 6.50%, due 4/15/37, (FRN)		2,000,000	1,915,000
JP Morgan Chase & Co., 7.90%, due 4/29/49, (FRN)		12,500,000	13,332,137
JP Morgan Chase Capital XXV, 6.80%, due 10/1/37, Series Y		2,000,000	2,068,620
Wells Fargo & Co., 7.98%, due 3/29/49, Series K, (FRN)		9,900,000	10,494,000
Wells Fargo & Co., 7.50%, Series L (Convertible)		6,200	6,203,410
			53,882,603

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
BANK—FOREIGN	7.5%
Abbey National Capital Trust I, 8.963%, due 12/29/49		2,000,000	$2,114,968
Claudius Ltd., 7.875%, due 12/12/49		3,000,000	3,067,500
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Aa		5,000,000	6,587,500
LBG Capital No.2 PLC, 8.875%, due 2/7/20, 144Aa		1,000,000	880,000
Resona Preferred Global Securities, 7.191%, due 12/29/49, 144A (FRN)[a]		1,500,000	1,490,168
SMFG Preferred Capital, 9.50%, due 7/29/49, 144A (FRN)[a]		2,500,000	2,908,867
Standard Chartered PLC, 7.014%, due 7/29/49, 144Aa		4,000,000	3,928,196
			20,977,199
FINANCE	3.3%
CREDIT CARD	2.9%
American Express Co., 6.80%, due 9/1/66, (FRN)		1,500,000	1,496,250
Capital One Capital III, 7.686%, due 8/15/36		6,500,000	6,565,000
			8,061,250
INVESTMENT BANKER/BROKER	0.4%
Schwab Capital Trust I, 7.50%, due 11/15/37, (FRN)		1,125,000	1,167,697
TOTAL FINANCE			9,228,947
INSURANCE	9.3%
LIFE/HEALTH INSURANCE	1.8%
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Aa		1,500,000	1,515,000
Lincoln National Corp., 7.00%, due 5/17/66		3,500,000	3,447,500
			4,962,500
MULTI-LINE	4.8%
AON Corp., 8.205%		2,000,000	2,160,040
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa		4,700,000	4,993,750
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa		5,250,000	6,195,000
			13,348,790
MULTI-LINE—FOREIGN	0.4%
AXA SA, 8.60%, due 12/15/30		1,000,000	1,123,341

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
PROPERTY CASUALTY	1.4%
ACE Capital Trust II, 9.70%, due 4/1/30		1,500,000	$1,857,313
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa		2,000,000	1,990,000
			3,847,313
REINSURANCE—FOREIGN	0.9%
Catlin Insurance Co., 7.249%, due 12/31/49, 144Aa		2,800,000	2,478,000
TOTAL INSURANCE			25,759,944
INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa		150	162,844
PIPELINES	4.0%
Enbridge Energy Partners LP, 8.05%, due 10/1/37		5,750,000	5,920,603
Enterprise Products Operating LP, 8.375%, due 8/1/66		4,886,000	5,252,191
			11,172,794
UTILITIES	3.3%
ELECTRIC UTILITIES	1.1%
FPL Group Capital, 7.30%, due 9/1/67, Series D		3,000,000	3,101,562
MULTI UTILITIES	2.2%
Dominion Resources, 7.50%, due 6/30/66, Series A		3,900,000	4,080,063
PPL Capital Funding, 6.70%, due 3/30/67, Series A		2,000,000	1,962,458
			6,042,521
TOTAL UTILITIES			9,144,083
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$130,384,981)			130,328,414
		Principal Amount
CORPORATE BONDS	4.1%
BANK	1.1%
Huntington BancShares, 7.00%, due 12/15/20		$3,000,000	3,164,352
INSURANCE—PROPERTY CASUALTY	0.6%
Liberty Mutual Insurance, 144Aa		2,000,000	1,778,364

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.5%
Citizens Communications Co., 9.00%, due 8/15/31		$4,000,000	$4,130,000
REAL ESTATE—SPECIALTY	0.9%
Entertainment Properties Trust, 7.75%, due 7/15/20, 144Aa		2,250,000	2,390,625
TOTAL CORPORATE BONDS (Identified cost—$11,338,226)			11,463,341
		Number of Shares
SHORT-TERM INVESTMENTS	10.0%
MONEY MARKET FUNDS
Black Rock Government Federated Fund, 0.06%[b]		6,925,310	6,925,310
Federated Government Obligations Fund, 0.02%[b]		6,925,212	6,925,212
Fidelity Prime Institutional Money Market Treasury Only Fund, 0.17%[b]		6,925,685	6,925,685
State Street Institutional Liquid Reserves, 0.18%[b]		6,925,722	6,925,722
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$27,701,929)			27,701,929

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Value
TOTAL INVESTMENTS (Identified cost—$280,447,705)	101.0%	$280,526,690
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.0)	(2,683,164)
NET ASSETS (Equivalent to $23.74 per share based on 11,704,200 shares of common stock outstanding)	100.0%	$277,843,526

Glossary of Portfolio Abbreviations

FRN  Floating Rate Note

QUIPS  Quarterly Income Preferred Securities

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 13.4% of net assets of the Fund, of which 0.0% are illiquid.

b  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments in securities, at value (Identified cost—$280,447,705)	$280,526,690
Cash	750,954
Receivable for dividends and interest	2,727,800
Total Assets	284,005,444
LIABILITIES:
Payable for:
Investment securities purchased	3,872,228
Dividends declared	2,013,122
Investment management fees	162,311
Administration fees	11,594
Directors' fees	2,244
Other liabilities	100,419
Total Liabilities	6,161,918
NET ASSETS	$277,843,526
NET ASSETS consist of:
Paid-in capital	$278,852,796
Dividends in excess of net investment income	(1,071,519)
Net realized loss	(16,736)
Net unrealized appreciation	78,985
$277,843,526
NET ASSET VALUE PER SHARE:
($277,843,526 ÷ 11,704,200 shares outstanding)	$23.74
MARKET PRICE PER SHARE	$24.83
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE	4.59%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Period November 24, 2010a through December 31, 2010

Investment Income:
Dividend income (net of $3,457 of foreign withholding tax)	$729,450
Interest income	493,473
Total Income	1,222,923
Expenses:
Investment management fees	172,550
Professional fees	55,275
Shareholder reporting expenses	28,380
Administration fees	17,869
Custodian fees and expenses	8,811
Directors' fees and expenses	2,244
Transfer agent fees and expenses	1,947
Miscellaneous	462
Total Expenses	287,538
Net Investment Income	935,385
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(10,518)
Net change in unrealized appreciation on investments	78,985
Net realized and unrealized gain	68,467
Net Increase in Net Assets Resulting from Operations	$1,003,852

a  Commencement of operations.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

For the Period November 24, 2010[a] through December 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$935,385
Net realized loss	(10,518)
Net change in unrealized appreciation	78,985
Net increase in net assets resulting from operations	1,003,852
Less Dividends and Distributions to Shareholders from:
Net investment income	(2,009,794)
Net realized gain	(3,328)
Total dividends and distributions to shareholders	(2,013,122)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	278,752,500
Total increase in net assets	277,743,230
Net Assets:
Beginning of period	100,296
End of period[b]	$277,843,526

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $1,071,519.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Period November 24, 2010[a] through December 31, 2010
Net asset value, beginning of period	$23.88
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain	0.01
Total income from investment operations	0.09
Less dividends and distributions to shareholders from:
Net investment income	(0.17)
Net realized gain	(0.00)[b]
Total dividends and distributions to shareholders	(0.17)
Offering costs charged to paid-in capital	(0.06)
Dilutive effect of issuance of common shares	(0.00)[b]
Net decrease in net asset value	(0.14)
Net asset value, end of period	$23.74
Market value, end of period	$24.83
Total net asset value return[c,d]	0.12%
Total market value return[c,d]	0.03%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$277.8
Ratio of expenses to average daily net assets[e]	1.17%
Ratio of net investment income to average daily net assets[e]	3.79%
Portfolio turnover rate[d]	1%

a  Commencement of operations.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is high current income. The Fund had no operations until October 6, 2010 when it sold 4,200 shares to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on November 24, 2010.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value—Insurance— Multi-Line—Foreign	$4,809,731	$3,755,979	$1,053,752	—
Preferred Securities—$25 Par Value—Insurance— Reinsurance—Foreign	4,119,431	1,362,242	2,757,189	—
Preferred Securities—$25 Par Value—Other Industries	102,103,844	102,103,844	—	—
Preferred Securities—Capital Securities—Bank	53,882,603	6,203,410	47,679,193	—
Preferred Securities—Capital Securities—Other Industries	76,445,811	—	76,445,811	—
Corporate Bonds	11,463,341	—	11,463,341	—
Money Market Funds	27,701,929	—	27,701,929	—
Total Investments	$280,526,690	$113,425,475	$167,101,215	—

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the period ended December 31, 2010, a portion of the dividends have been reclassified to distributions of net realized capital gains.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted. The Act contained federal income tax law changes affecting mutual funds and their shareholders. The provisions of the Act were evaluated and its implementation is not expected to have a material impact to the Fund or the Fund's shareholders.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.70% of the Fund's average daily managed asset value. Managed asset value is the net asset value plus the amount of any loan outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily managed assets. For the period November 24, 2010 (commencement of operations) through December 31, 2010, the Fund incurred $12,325 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $325 from the Fund for the period November 24, 2010 (commencement of operations) through December 31, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period November 24, 2010 (commencement of operations) through December 31, 2010, totaled $253,839,322 and $966,275, respectively.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

For the Period November 24, 2010[a] through December 31, 2010
Ordinary income	$2,009,794
Long-term capital gain	3,328
Total dividends and distributions	$2,013,122

a  Commencement of operations.

As of December 31, 2010, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$280,367,608
Gross unrealized appreciation	$1,371,452
Gross unrealized depreciation	(1,212,370)
Total net unrealized appreciation	$159,082

As of December 31, 2010, the Fund had temporary book/tax differences primarily attributable to the timing of Fund distributions, wash sales on portfolio securities and income from certain preferred securities and permanent book/tax differences primarily attributable to income from certain preferred securities. To reflect reclassifications arising from the permanent differences, net realized loss was charged $2,890 and dividends in excess of net investment income was credited $2,890. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On November 24, 2010, the Fund completed the initial public offering of 11,200,000 shares of common stock. Proceeds paid to the Fund amounted to $266,840,000 after the deduction of underwriting commissions and offering expenses of $13,160,000.

On December 14, 2010, the Fund completed a subsequent offering of 500,000 shares of common stock. Proceeds paid to the Fund amounted to $11,912,500 after deduction of underwriting commissions and offering expenses of $587,500.

Additionally the investment manager absorbed approximately $91,000 in offering expenses related to both the initial and subsequent offering.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

On December 14, 2010, the Board of Directors approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2011 through the fiscal year ended December 31, 2011.

During the period November 24, 2010 (commencement of operations) through December 31, 2010, the Fund issued no shares of common stock for the reinvestment of dividends.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. Subsequent Events

On January 4, 2011, the Fund issued 278,295 additional shares of common stock pursuant to the exercise of the underwriters over-allotment option. Proceeds paid to the fund amounted to $6,630,378 after deduction of underwriting commissions and offering expenses of $326,997.

Effective January 6, 2011, the Fund has a $122,000,000 revolving credit agreement (the credit agreement) with Bank of America, N.A. London Branch (BoA). The Fund pays a facility fee of 0.45% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BoA as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Select Preferred and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Select Preferred and Income Fund, Inc. (the "Fund") at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the period November 24, 2010 (commencement of operations) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2011

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2010) (Unaudited)

Based on Net Asset Value Since Inception (11/24/10)	Based on Market Value Since Inception (11/24/10)
0.12%	0.03%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

TAX INFORMATION—2010 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $166,936. Additionally, 13.5% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $3,328 at the 25% rate or maximum allowable.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the "Plan"). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

*  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC and the Cohen & Steers Funds.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreements (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on September 14-15, 2010, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2012 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to approve the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee and expense information compared to peer funds ("Peer Funds") prepared by the Investment Manager and by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors for the other funds it oversees, including presentations by portfolio managers relating to the investment performance of investment strategies used in pursuing the Fund's objective.

In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager would provide to the Fund, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with representatives of the Investment Manager the type of transactions that would be done on behalf of the Fund. The Board of Directors also considered the Investment Manager's investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Directors considered the services provided by the Investment Manager to other registered funds advised by the Investment Manager.

In addition, the Board of Directors considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund would likely have a favorable impact on the success of the Fund. The Board of Directors noted further the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors concluded that the proposed services of the Investment Manager to the Fund compared favorably to services provided by the Investment Manager for other funds in both nature and quality. The Board of Directors concluded that the scope of services provided by the Investment Manager would be consistent with other funds and would be suitable for the Fund.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(ii) Investment performance of the Fund and the Investment Manager: Because the Fund is newly formed, the Board of Directors did not consider the investment performance of the Fund. Referencing the discussions above, the Board of Directors found that the Investment Manager had the necessary expertise to manage the Fund. The Board of Directors determined that the Investment Manager would be an appropriate investment adviser for the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the anticipated cost of the Investment Manager's services. As part of its analysis, the Board of Directors considered fee and expense estimates compiled by the Investment Manager and by independent data provider. The Board of Directors then considered the administrative services to be provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund would pay an administrative fee to the Investment Manager. The Board of Directors noted that that the Fund's fees and expenses were reasonable considering those of the comparison funds.

Because the Fund had not commenced operations and the Investment Manager had not yet received any fees, the Board of Directors did not consider the profitability of the Investment Manager. The Board of Directors also took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the 1934 Act that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees to be received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services would be beneficial to the Fund.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other Investment Managers or other clients: As discussed above in (iii), the Board of Directors considered both the services to be rendered and the fees to be paid under the Management Agreement to other contracts of the Investment Manager and to contracts of other investment advisers. The Board of Directors also considered fees charged by the Investment Manager to institutional and other clients.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]

Robert H. Steers Age: 57	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

Martin Cohen[5] Age: 62	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

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COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 68	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	18	2001 to present

George Grossman Age: 57	Director	Until next election of directors	Attorney-at-law	18	1993 to present

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COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon Age: 68	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, AmComp (workers' compensation insurance company) from 1996 to 2003 and from 2004 to 2005; Former Director, Finlay Enterprises (fine jewelry retailing) from 2003 to 2006; Former Director, Prominence Networks (telecom equipment) from 2003 to 2005; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	2004 to present

Richard J. Norman Age: 67	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	18	2001 to present

  (table continued on next page)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 67	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	18	2004 to present

Willard H. Smith Jr. Age: 74	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 64	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors)

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 46	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 47	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

William F. Scapell Age: 43	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003

Francis C. Poli Age: 48	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 42	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: PSF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

SELECT PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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ANNUAL REPORT

DECEMBER 31, 2010

PSFAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the period ended December 31, 2010 (the registrant commenced operations on November 23, 2010) for professional services rendered by the registrant’s principal accountant were as follows:

2010
Audit Fees	$45,000
Audit-Related Fees	$0
Tax Fees	$6,250
All Other Fees	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal period ended December 31, 2010 (the registrant commenced operations on November 23, 2010), the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

2010
Registrant	$6,250
Investment Advisor	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

Voting rights are an important component of corporate governance. The Advisor and the Subadvisor have three overall objectives in exercising voting rights:

I.              Objectives

Voting rights are an important component of corporate governance. The Advisor has three overall objectives in exercising voting rights:

A. Responsibility. The Advisor shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor follows the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, the Advisor shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, the Advisor shall conduct itself in the same manner as if the Advisor was the constructive owner of the securities.

•                  To the extent reasonably possible, the Advisor shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  The Advisor, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor may consider the views of third parties, the Advisor shall never base a proxy voting decision solely on the opinion of a third party.

Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.

While these guidelines will provide a framework for the Advisor decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.

When new issues arise or old issues present nuances not encountered before, the Advisor must be guided by its reasonable judgment to vote in a manner that the Advisor deems to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.

For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Advisor considers the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•                  Whether the nominee, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor believes may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee is believed by us to have a material conflict of interest with the portfolio company; and

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Advisor votes on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor recognizes the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor is also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Advisor votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor votes against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor votes on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor votes against auditor indemnification and limitation of liability; however the Advisor recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Advisor recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. The Advisor acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor reviews on a case-by-case basis management proposals to ratify a poison pill. The Advisor generally looks for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, The Advisor votes against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor generally votes in favor of shareholder proposals to declassify a board of directors, although the Advisor acknowledges that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Advisor evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate our votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Advisor generally supports, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. The Advisor votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor recognizes the importance on shareholder ability to call a special meeting, however, the Advisor is also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Advisor generally votes against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor generally votes for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor recognizes the importance of such proposals, the Advisor is however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor does acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, Advisor will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor votes for proposals that call for the board to be composed of a majority of independent directors. The Advisor believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor votes for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor supports measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Advisor votes against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor generally votes for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor generally votes for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor also votes for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor votes against the proposals. If the combined effect is positive, the Advisor supports such proposals.

Date/Location of Meeting. The Advisor votes against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Advisor generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor votes against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case- by-case basis.

In voting, the Advisor considers the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor votes against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor votes for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Advisor feels that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders.

The Advisor will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Advisor generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Advisor will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Advisor opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Advisor generally withholds its votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Advisor votes for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor supports employee stock purchase plans, although the Advisor generally believes the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor votes for shareholder proposals to expense fixed-price options.

Vesting. The Advisor believes that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor votes on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Advisor will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, the Advisor evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the longterm best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, the Advisor reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor supports proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor generally votes against proposals to adopt such charter provisions. The Advisor feels it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor votes for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor votes for changing the corporate name.

Social Issues.

The Advisor believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Advisor does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor generally votes against these types of proposals, which are generally initiated by shareholders, unless the Advisor believes the proposal has significant economic implications.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 8, 2011, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”).  Vice president and director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS.  Vice President and Director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

• Vice president • Portfolio manager since 2004
William F. Scapell • Vice President • Portfolio manager since 2005	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Scapell direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2010, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. Two (2) of the 42 other accounts managed by Messrs. Cohen, Steers and Harvey, with total assets of $105.89 million, are subject to performance-based fees.

Martin Cohen

	Number of accounts	Total assets

• Registered investment companies	16	$14,127,706,000

• Other pooled investment vehicles	36	$11,540,758,000

• Other accounts	42	$4,236,799,000

Robert Steers

	Number of accounts	Total assets

• Registered investment companies	16	$14,127,706,000

• Other pooled investment vehicles	36	$11,540,758,000

• Other accounts	42	$4,236,799,000

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	16	$14,127,706,000

• Other pooled investment vehicles	36	$11,540,758,000

• Other accounts	42	$4,236,799,000

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	7	$5,952,434,000

• Other pooled investment vehicles	2	$546,561,000

• Other accounts	5	$522,378,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2010:

Dollar Range of Securities Owned
Martin Cohen	None
Robert Steers	None
Joseph Harvey	None
William F. Scapell	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”).  Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts.  It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts.  The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts.  For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading.  As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order.  Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known.  In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts.  In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S’s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Bohjalian and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS.  While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date:	March 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date:	March 8, 2011